UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

Tempo Automation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39406 (Commission File Number)	92-1138525 (IRS Employer Identification No.)

2460 Alameda St., San Francisco, CA (Address of principal executive offices)	94103 (Zip Code)

(415) 320-1261
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TMPO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	TMPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2023, Tempo Automation Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including Exhibit 99.1, in Item 2.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 10, 2023, Tempo Automation Holdings, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days prior to the date of the Letter, the Company’s market value of publicly held shares (“MVPHS”) was below the $15 million required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Requirement”). The Letter is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company will have 180 calendar days, or until November 6, 2023 (the “Compliance Date”), to regain compliance with the MVPHS Requirement. To regain compliance with the MVPHS Requirement, the MVPHS must equal or exceed $15 million for a minimum of 10 consecutive business days on or prior to the MVPHS Compliance Date. If the Company regains compliance with the MVPHS Requirement, Nasdaq will provide the Company with written confirmation and will close the matter.

In the event that the Company does not regain compliance with the MVPHS Requirement by the Compliance Date, it will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel. The Letter notes that the Company may be eligible to transfer the listing of its securities to the Nasdaq Capital Market (provided that it then satisfies the requirements for continued listing on that market). The Company intends to monitor the MVPHS and consider available options to regain compliance with the MVPHS Requirement. There can be no assurance that the Company will be able to regain compliance with the MVPHS Requirement or will otherwise remain in compliance with other Nasdaq listing criteria.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 15, 2023

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempo Automation Holdings, Inc.

Date: May 15, 2023	By:	/s/ Ryan Benton
Ryan Benton
Chief Financial Officer